INVESTOR PRESENTATION

Transforming regional flying



11.2024

SURFAIR MOBILITY

NYSE: SRFM

DISCLAIMER

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of the transaction; Surf Air Mobility's ability to anticipate the future needs of the air mobility market; future trends in the aviation industry, generally; Surf Air Mobility's future growth strategy and growth rate and its ability to access its financings and expand its business. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of Surf Air Mobility's management as well as assumptions made by and information currently available to Surf Air Mobility and reflect Surf Air Mobility's current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility's future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility's limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility's development of hybrid-electric and fully-electric powertrains and its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility's growth; the inability of Surf Air Mobility's customers to pay for Surf Air Mobility's services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility, the risks associated with Surf Air Mobility's obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that Surf Air Mobility files with the SEC, and investors are urged to review those periodic reports and Surf Air Mobility's other filings with the SEC, which are accessible on the SEC's website at www.sec.gov, before making an investment decision. Surf Air Mobility assumes no obligation to update its forward-looking statements except as required by law.

Forward-looking statements speak only as of the date they are made. Prospective investors are cautioned not to place undue reliance on such statements or information. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

Non-GAAP Financial Measures

This presentation includes information that does not conform to GAAP and are considered non-GAAP financial measures. Management uses these measures to identify and target operational results which is beneficial to management and investors in evaluating operational effectiveness. These non-GAAP measures supplement the Company's GAAP disclosures and should not be viewed as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Surf Air Mobility may differ from similarly titled non-GAAP measures, if any, reported by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in our filings with the SEC.]

Use Of Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of Surf Air Mobility and its subsidiaries, and other companies, which are the property of their respective owners.

Industry And Market Data

Unless otherwise indicated, information contained in this presentation concerning the Company's industry, competitive position and the markets in which it operates is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company's internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company's experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. While the Company believes that such third-party information is reliable, the Company has not independently verified, and makes no representation as to the accuracy or completeness of, such third-party information. In addition, goals, targets, assumptions and estimates of the future performance of the industry in which the Company operates and the Company's future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company.



We are building the air mobility platform that will transform regional flying

Surf Air Mobility secured new **$50 million financing** to fund transformation plan and path to profitability

$50M

Term loan with
Comvest Partners

A multi-billion-dollar investment management firm

- 4-year term loan
- SOFR +5%

IMMEDIATE BENEFITS

- Addresses near-term liquidity constraints
- Largest cash position in company's history
- Lowers cost of capital
- Minimizes dilution / reduces reliance on equity financing
- Extended maturity of ~$62M of other secured debt to December 31, 2028 [1]

USE OF PROCEEDS

- General corporate purposes, including:
  - Opex
  - Capex & working capital investments
- Expenses associated with the closing of the transactions
- Interest to the lenders

Based on management estimates

STRUCTURAL CHANGE

Recent improvements have significantly reduced cash requirements and improved stock technicals

IMPROVEMENTS	STATUS	DETAILS
↑ Strengthened balance sheet	✔	Addressing $70M of past liabilities with a targeted reduction of >50%
	✔	Extended maturity of ~$62M of other secured debt to December 31, 2028
↔ Level set stock technicals	✔	Reduced potential dilution by ~25M shares at current stock price
	✔	All lockups from direct listing expired
↓ Substantially lowered costs	✔	SG&A reductions via M&A synergies totaling $6.5M in 2024[1]
	✔	Exited unprofitable routes saving $4.6M per year[1]
	IN PROGRESS	Increase fleet reliability with new aircraft
	IN PROGRESS	Separately capitalizing software and electrification initiatives

1 Based on management estimates

SURF AIR MOBILITY BY THE NUMBERS

We are the largest commuter airline by scheduled departures and are developing category-defining software for the industry with Palantir

SOUTHERN | SURFAIR | MOKULELE AIRLINES

$112.9M[1]

Total pro forma FY23 revenue

SCHEDULED[2]

404K+
Passengers flown in 2023

~71K
Total scheduled departures

~200
Daily Departures

ON DEMAND CHARTER[2]

3,535
Departures

18%
YoY revenue growth

300+
Operator relationships

16.8K+
Transactions on SurfOS YTD 2024

NYSE: SRFM

TOP 5 SHAREHOLDERS[3]

Palantir	~17.6%
Vanguard	~3.4%
Buckingham Strategic Wealth	~2.9%
RATHBONES	~1.0%
BlackRock	~0.8%

Excluding capital providers and officers, director, and employees of Surf Air Mobility

1. FY23 is non-GAAP; pro forma consolidation of Air Mobility and Air Technology
2. FY23 is non-GAAP; pro forma
3. Nasdaq.com, SEC.gov, November 2024

Two complementary business units combine to scale regional air mobility

SURFAIR MOBILITY

AIR MOBILITY





SCHEDULED AIR SERVICE

ON-DEMAND

Established regional air mobility platform providing scheduled service and an on-demand marketplace to passengers in the U.S. and globally.

AIR TECHNOLOGY





SOFTWARE

ELECTRIFIED POWERTRAIN TECHNOLOGY

Innovators in Regional Air Mobility ('RAM') market developing proprietary aviation software and aircraft electrification technology.

THE SURF AIR MOBILITY PLATFORM

4-PHASE TRANSFORMATION OVERVIEW

PHASE 1
2024

Transformation

- ✓ Improved capital structure
- ✓ Strengthened balance sheet
- ✓ New management in place
- ✓ Realized M&A synergies

PHASE 2
2025 - 2026

Optimization

Optimize airline operations

Recalibrate On Demand business

Drive efficiencies from SurfOS

COMPS

SkyWest BLADE

PHASE 3
2026 - 2027

Expansion

Deploy SurfOS to third-parties

Launch new tier-1 routes

Pursue more JV opportunities

COMPS

appfolio Sabre

PHASE 4
2027+

Acceleration

Deploy electric aircraft

Build out operator platform

Certify electrified powertrains

COMPS

Uber airbnb Joby ARCHER

NYSE: SRFM

Business overview


SURF AIR

MARKET OPPORTUNITY

The beginning of a massive growth industry

$75B - $115B[1]

Global regional mobility market by 2035

$15B - $22B[2]

U.S. market by 2035

"Innovative propulsion... could usher in a new era of frequent, convenient passenger flights on small regional aircraft."

MCKINSEY & COMPANY[3] May 2023

Our position as the largest commuter airline will enable our platform to accelerate the growth and adoption of a new form of regional air mobility ("RAM").



"Regional Air Mobility (RAM) will fundamentally change how we travel by bringing the convenience, speed, and safety of air travel to all Americans, regardless of their proximity to a travel hub or urban center."

NASA[4] April 2021

1. 2035 TAM Source: Canaccord Equity Coverage Initiation Research Report
2. Based on management estimates
3. "Short-haul flying redefined: The promise of regional air mobility", McKinsey & Company 2023
4. "Regional Air Mobility", NASA 2021

SCHEDULED AIR SERVICE

We've flown millions of passenger over millions of miles

MAINLAND U.S. & HAWAII


CHADRON
DENVER
PUEBLO
TRUCKEE
SAN CARLOS
LOS ANGELES
PHOENIX
CHICAGO
MUSKEGON
BURLINGTON
QUINCY
ST LOUIS
WEST LAFAYETTE
NASHVILLE
MEMPHIS
ATLANTA
EL DORADO
DALLAS / FT. WORTH
LANCASTER
O'AHU
MOLOKA'I
MAUI
LĀNA'I
HAWAI'I ISLAND

55

AIRCRAFT[2]

SURFAIR | SOUTHERN | MOKULELE AIRLINES

INTERLINE PARTNER DISTRIBTUION

~429M[3]

Cumulative annual passengers flying on interline partner networks

American Airlines

UNITED

HAWAIIAN AIRLINES

Alaska AIRLINES

TOTAL SCHEDULED	2023

$86.3M[1]

Revenue

404K+

Passengers flown in 2023

~71K

Total scheduled departures

~200

Daily Departures

1. FY23 is non-GAAP; pro forma consolidation of Air Mobility and Air Technology
2. Aircraft fleet consists of 42 Cessna Caravans, 8 Pilatus PC12's, 3 Tecnams, and 2 Saab 340s
3. HawaiiAirlines.com, United.com, AmericanAirlines.com

SCHEDULED AIR SERVICE: HAWAII HIGHLIGHT

Our robust network in Hawaii demonstrates the potential of regional air mobility


MOKULELE AIRLINES

MOKULELE ADVANTAGES

- Largest interisland commuter airline
- Little airline competition and no driving alternative
- Consistent, local customer base of repeat fliers
- Accessible airport infrastructure
- Short stage lengths allow for high flight frequency


HAWAII
O'AHU
MOLOKA'I
MAUI
LĀNA'I
HAWAI'I ISLAND
HONOLULU
HO'OLEHUA
KALAUPAPA
KAPALUA
KAHULUI
HĀNA
LĀNA'I CITY
WAIMEA-KOHALA
KAILUA-KONA

9 AIRPORTS

11 ROUTES

INTERLINE PARTNER

HAWAIIAN AIRLINES

HAWAII | 2023

$31.5M[1]
Revenue from Hawaii network

40K+
Scheduled departures

265K+
Passengers

1. FY23 is non-GAAP; pro forma

SCHEDULED AIR SERVICE: ESSENTIAL AIR SERVICE (EAS) HIGHLIGHT

Recurring government contracts currently drive ~39% of total revenue[1]

EAS NETWORK


CHADRON
DENVER
PUEBLO
LOS ANGELES
IMPERIAL
PHOENIX
SHOW LOW
MUSKEGON
CHICAGO
BURLINGTON
QUINCY
ST LOUIS
HARRISON / BRANSON
JONESBORO
JACKSON
NASHVILLE
HOT SPRINGS
MEMPHIS
EL DORADO
DALLAS / FT. WORTH
ATLANTA
LANCASTER

SOUTHERN

MOKULELE AIRLINES

EAS NETWORK	2023

$44.1M[1]
EAS subsidy revenue

20
EAS communities in network

3.4 yrs
avg length of contract

WHAT IS EAS

Created by Congress in 1978, the EAS program ensures that small communities receive air service to connect them with the large U.S. aviation infrastructure. The Department of Transportation (DOT) selects air carriers to provide service to eligible communities with subsidies.

178
EAS communities available

$400M[2]
Total EAS subsidies available

1. FY23 is non-GAAP; pro forma
2. U.S. DOT Subsidized EAS reports (May 2023)

Global on-demand charter operations


DOMESTIC
North Pacific Ocean
CANADA
North Atlantic Ocean
MOROCCO
WESTERN SAHARA
MAURITANIA
SENEGAL
GUATEMALA
VENEZUELA
GUYANA


GREENLAND
SVALBARD
INTERNATIONAL
ICELAND
SWEDEN
ESTONIA
MOSCOW
DENMARK
LITHUANIA
BELARUS
UNITED KINGDOM
POLAND
EUROPE
UKRAINE
MOLDOVA
ROMANIA
SERBIA
TUNISIA
MOROCCO
ALGERIA
LIBYA
WESTERN SAHARA
MAURITANIA
MALI
NIGER
CHAD
GUINEA
BURKINA FASO
BENIN
NIGERIA
IVORY COAST
GHANA

ON DEMAND 2023

$26.6M[1]
Revenue

3,535
Departures

18%[1]
YoY revenue growth

300+
Operator relationships

ON DEMAND ADVANTAGES

- Asset-light marketplace
- Focus on regional mobility with less supply constraints
- $30B global TAM in 2023 for air charter services market with 5% CAGR (45% North America)[2]

1. FY23 is non-GAAP, pro forma
2. Global Market Insights, "Air Charter Services Market Size, Share & Analysis Report"

JOINT VENTURE STRATEGY

Ongoing evaluation of joint venture partnerships with industry leaders to pursue upside drivers in a more capital-efficient manner


SURFAIR MOBILITY
AIR MOBILITY
AIR TECHNOLOGY
Revenue inflows from JV
Revenue inflows from JV
JOINT VENTURE 1
JOINT VENTURE 2
JOINT VENTURE 3
JOINT VENTURE 4
Separately funded
Separately funded
Separately funded
Separately funded

RECENT ACHIEVEMENT

Surf Air Mobility entered into an agreement with Palantir Technologies, Inc. to form a new venture, Surf Air Technologies LLC.

UPSIDE DRIVER: SURF OS SOFTWARE

We are developing an all-in-one software platform for the Advanced Air Mobility industry

THE "OPERATING SYSTEM" FOR REGIONAL AVIATION

Building the software platform to support the growth and operations of the Advanced Air Mobility industry

POWERED BY PALANTIR'S AI PLATFORM

Leveraging Palantir's Foundry and AI platforms to improve data organization and make faster decisions

THIRD-PARTY CUSTOMERS

SurfOS isn't just designed to improve our own operations. We will offer our proprietary software to Part 135 operators, charter brokers, and aviation manufacturers


SURFAIR
Air Ops
Upcoming Flights

Actual screen from SurfOS

UPSIDE DRIVER: ELECTRIFICATION STRATEGY

Our multi-pronged strategy will significantly improve unit economics and create new potential revenue streams

DEPLOY BEST-IN-CLASS ELECTRIC AIRCRAFT ACROSS OUR NETWORK

Reduce operating costs and expand margins on our airline operations by deploying electrified aircraft from third-party electrification manufacturers.

FURTHER BUILD OUT PLATFORM OF OPERATOR SERVICES

Enable operators with software, financing, new aviation technologies to run their businesses better.



CERTIFY SURF AIR'S PROPRIETARY ELECTRIFICATION TECHNOLOGY

Pursuing Supplemental Type Certification of proprietary powertrain technology for the Cessna Grand Caravan via a potential joint venture partnership. Sales and marketing relationship with Textron Aviation, a leading general aviation manufacturer and Cessna owner.







Cessna BY TEXTRON AVIATION

AeroTEC

ELECTRA

REGENT

Our leading position has enabled us to secure commercial relationships with industry-leading companies across the value chain

LEADING GENERAL AVIATION MANUFACTURER

Cessna

BY TEXTRON AVIATION

- Exclusive agreement to support electrification of Cessna Grand Caravan
- Sell, market, and distribute electrified Caravan to existing global customer base
- Large fleet order guarantees pricing and supply to scale the RAM platform

AI AND BIG DATA ANALYTICS PLATFORM

Palantir

- Leverages Palantir's Foundry and AI platforms
- Creates custom-built AI-powered operating systems to support passengers and flight operators, and forming joint venture Surf Air Technologies LLC

PREMIER AIRCRAFT DEVELOPMENT AND INTEGRATION COMPANY

AeroTEC

- Exclusive agreement with Surf Air Mobility to develop powertrain STC for Cessna Caravan
- Flown electrified Cessna Caravan demonstration flight, proving technology is feasible

MANAGEMENT TEAM



DEANNA WHITE

CEO and COO

- Joined Surf Air in 2021
- 20+ years of experience in the aerospace industry
- Previously served as the CFO of Surf Air, COO of Wisk, and CEO and CFO of Bombardier Flexjet



OLIVER REEVES

Chief Financial Officer

- Joined Surf Air in 2023
- 10+ years of experience in capital markets industry
- Previously served as the Chief Strategy Officer of Xinuos and Senior Vice President at Phoenix Star Capital



SUDHIN SHAHANI

Co-Founder

- Co-founded and served as CEO of Surf Air Global Limited until public listing in 2023
- 20+ years in capital markets / investor / entrepreneur, and was Entrepreneur in Residence at Anthem Ventures
- Previous board member: Panna (until acquisition by Discovery Networks) and Madefire



LIAM FAYED

Co-Founder, Chief Brand & Experience Officer

- Co-founded Surf Air in 2013
- 15+ years of experience in the consumer industry
- Previously founded BESPOKEN New York and has been an early investor in fast-growing consumer brands, including Warby Parker



LOUIS SAINT-CYR

COO & President of Hawaii Operations

- Joined Surf Air in 2024
- Previously served in operations and guest experience roles at Hawaiian Airlines, Air Canada, and, most recently, WestJet.



DOUGLAS SUGIMOTO

General Counsel

- Joined Surf Air in 2020
- Previously at Gen, The Wonderful Company, Irell & Manella, and O'Melveny & Myers LLP

MANAGEMENT TEAM



THOMAS ANDINO

EVP of Technical Operations & Director of Maintenance

- Joined Surf Air in 2024
- Previously with Aero, Spirit Airlines, Virgin American, Hawaiian Airlines



KEN BIELER

VP of Safety & Regulatory Compliance

- Joined Surf Air in 2021
- Formerly with Wisk, Virgin America, United Airlines, and McDonnell Douglas

BOARD OF DIRECTORS

CARL ALBERT



- Chairman and CEO of Fairchild Venture Capital Corporation, Fairchild Aircraft and Fairchild Aerospace
- Chairman, CEO and President of Wings West Airlines, acquired by AMR Corporation, parent company of American Airlines

TY BLAND



- Managing Partner at Porter Tellus, LLC
- Head of Global Government Affairs for Creative Artists Agency, LLC ("CAA")
- VP of State and Local Government Relations for Herbalife Nutrition

JOHN D'AGOSTINO



- Senior Advisor at Coinbase Institutional
- US Managing Director at Waystone Governance

BRUCE HACK



- Founder and CEO of BLH Venture, LLC
- Executive Vice Chairman of Activision Blizzard
- CFO of Universal Studios
- Vice-Chairman of the BoD for Universal Music Group, Inc.

ED MADY



- President and COO of The Masterpiece Collection Ltd., a luxury hospitality company
- General Manager of The Beverly Hills Hotel and Regional Director for Dorchester Collection

TYLER PAINTER



- CFO of Wisk Aero
- CFO of Fair Financial Corporation
- COO/CFO of TerraVia Holdings, Inc.

SUDHIN SHAHANI



- Co-founder of Surf Air Mobility
- Chairman & CEO of Surf Air Global Limited from 2013 - 2023

SURFAIR
MOBILITY